UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934

 September 15, 2008
 Date of Report (Date of earliest event reported):


 BNC Mortgage Loan Trust 2007-4
 (Exact name of issuing entity as specified in its charter)


 Lehman Brothers Holdings Inc.
 (Exact name of sponsor as specified in its charter)


 Structured Asset Securities Corporation
 (Exact name of depositor as specified in its charter)



 Delaware                 333-139693-20              74-2448058
 (State or other          (Commission               (IRS Employer
 jurisdiction              File Number)             Identification No.)
 of incorporation)


   745 Seventh Avenue
   13th Floor
   New York, NY                                                     10019
   (Address of principal executive offices)                        (Zip Code)

   (212) 526-7000
   (Registrant's telephone number, including area code)


   No Change
   (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 1 - Registrant's Business and Operations

 Item 1.03 - Bankruptcy or Receivership.

On September 15, 2008, Lehman Brothers Holdings Inc. (the Sponsor and the Seller) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (In re Lehman Brothers Holdings Inc., 08-13555, U.S. Bankruptcy Court, Southern District of New York (Manhattan)). Pursuant to Instruction 1 of Item
1.03 to the Securities and Exchange Commission's Current Report on Form 8-K, the voluntary petition is attached to this Current Report as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           99.1 United States Bankruptcy Court Southern District of New York Voluntary Chapter 11 Petition-Lehman Brothers Holdings Inc.


 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 BNC Mortgage Loan Trust 2007-4
 (Issuing Entity)


 By:   Aurora Loan Services LLC as Master Servicer
 By:  /s/  E Todd Whittemore
 Name:  E Todd Whittemore
 Title: EVP, Master Servicing


 Date: September 18, 2008


Exhibits

           Exhibit Number       Description

           99.1 United States Bankruptcy Court Southern District of New York Voluntary Chapter 11 Petition-Lehman Brothers Holdings Inc.